                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  February 10, 1995



                         ADVANCED MICRO DEVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          DELAWARE                     1-7882              94-1692300
- - - - ------------------------------       --------------    ------------------

(State or other jurisdiction         (Commission        (I.R.S. Employer
     of incorporation)               File Number)       Identification No.)



      One AMD Place,
      P.O. Box 3453
      Sunnyvale, California                                 94088-3453
- - - - --------------------------------------                      ----------
(address of principal executive office                      (Zip Code)



Registrant's telephone number,
  including area code:                           (408) 732-2400



Exhibit Index
located on sequential page 4                          Page 1 of 4
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Item 5.   Other Events.
- - - - ------    ------------

     On February 10, 1995, Advanced Micro Devices, Inc. (the "Company") called for redemption, on March 13, 1995 (the "Redemption Date"), all outstanding shares of its $30.00 Convertible Exchangeable Preferred Stock (the "Preferred Shares"), and, pursuant to the provisions of the Deposit Agreement between the Company and The First National Bank of Boston, as Depositary, the Depositary called for redemption, on the Redemption Date, all of the outstanding shares of the Company's Depositary Convertible Exchangeable Preferred Shares (the "Depositary Shares"), each of which represents 1/10th of a Preferred Share. The redemption price per Depositary Share is $50.90 plus $0.73 of accrued and unpaid dividends from December 15, 1994, to the Redemption Date.

     Each group of ten Depositary Shares, representing one whole Share of Preferred Stock, is convertible into 19.873 shares of Common Stock of the Company at any time prior to 5:00 P.M. New York City time on the Redemption Date. No accrued dividends will be paid in respect of any Depositary Shares which are converted. As of February 9, 1995, the Company had 344,862 Preferred Shares and 95,815,601 shares of its Common Stock outstanding. The conversion of all of the outstanding Preferred Shares into Common Stock would result in the issuance of an additional 6,853,442 shares of Common Stock.

     In the event that fewer than all of the outstanding Depositary Shares are surrendered for conversion prior to 5:00 p.m. New York City time on the Redemption Date, the Company has arranged for Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Brothers Inc to purchase directly from the Company up to such whole number of shares of Common Stock as would have been issuable upon conversion of any Depositary Shares not surrendered for conversion prior to 5:00 p.m. New York City time on the Redemption Date. The proceeds from any such sale will be used by the Company to redeem the Depositary Shares which are not surrendered for conversion by the holders thereof.

Item 7.   Financial Statements and Exhibits.
- - - - ------    ---------------------------------

(c)  Exhibits:

     1 Standby Agreement dated February 10, 1995, filed as Exhibit 1 to the Registration Statement of the Company on Form S-3, Registration No. 33-57653, is incorporated herein by reference.


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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ADVANCED MICRO DEVICES, INC.
                                                        (Registrant)



Date:  February 23, 1995                        By: /s/ Marvin D. Burkett
                                                    ---------------------------
                                                    Marvin D. Burkett
                                                    Senior Vice President
                                                    Chief Administrative Officer
                                                    Chief Financial Officer
                                                      and Treasurer


                                       3
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                                 Exhibit Index
                                 -------------


                                                                      Sequential
                                                                      Page No.
                                                                      ----------

1 Standby Agreement dated February 10, 1995,filed as Exhibit 1 to the Registration Statement of the Company on Form S-3, Registration No.
           33-57653, is incorporated herein by reference.


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